NUVEEN CONSERVATIVE ALLOCATION FUND

NUVEEN MODERATE ALLOCATION FUND

SUPPLEMENT DATED AUGUST 2, 2011

TO THE PROSPECTUS DATED

OCTOBER 29, 2010, as supplemented JANUARY 18, 2011

Proposed Reorganizations of

Nuveen Conservative Allocation Fund into Nuveen Strategy Conservative Allocation Fund

Nuveen Moderate Allocation Fund into Nuveen Strategy Balanced Allocation Fund

The Board of Trustees/Directors of Nuveen Investment Trust (the “Trust”) and Nuveen Strategy Funds, Inc. (the “Company”) has approved the reorganization of (a) Nuveen Conservative Allocation Fund, a series of the Trust, into Nuveen Strategy Conservative Allocation Fund, a series of the Company, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Company. Each of Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund is referred to as an “Acquired Fund” and each of Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Balanced Allocation Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in late November or early December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in October 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLOP-0811P

NUVEEN GROWTH ALLOCATION FUND

SUPPLEMENT DATED AUGUST 2, 2011

TO THE PROSPECTUS DATED

OCTOBER 29, 2010, as supplemented JANUARY 18, 2011

Nuveen Growth Allocation Fund will be liquidated effective October 7, 2011.

Beginning September 7, 2011, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of September 7, 2011 may continue to purchase fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on October 7, 2011, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GALLOP-0811P